UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA PRECISION STEEL, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA PRECISION STEEL, INC.
18th Floor, Teda Building
87 Wing Lok Street, Sheung Wan,
Hong Kong, People’s Republic of China
+852-2543-2290

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 30, 2010

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Precision Steel, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 30, 2010, at 11:00 a.m., local time, at the Meeting Room, 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

1.
To elect six persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on May 13, 2010, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2009 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

This year we are furnishing our proxy materials to our stockholders who hold their shares through brokers over the Internet, as permitted by rules adopted by the Securities and Exchange Commission.  We believe that this “Notice and Access” process will provide you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 21, 2010, we will mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K for our fiscal year ended June 30, 2009 and vote online to the stockholders eligible to vote at our annual meeting. The Notice also contains instructions on how to receive a paper copy of our proxy materials. We will not mail the Notice to stockholders who had previously elected either to receive notice and access proxy materials and vote electronically via the Internet, or who receive paper copies of proxy materials.

If you plan to attend the meeting, please or notify us of your intentions via telephone or the Internet as directed on the proxy card.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership.  This will enable you to gain admission to the meeting.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Hai Sheng Chen
Hai Sheng Chen
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON JUNE 30, 2010

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about May 21, 2010, we will mail to our stockholders (other than those who previously requested electronic or paper delivery and registered stockholders) an Important Notice Regarding Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

CHINA PRECISION STEEL, INC. 18th Floor, Teda Building 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China +852-2543-2290

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Precision Steel, Inc., a Delaware corporation (the “Company,” “CPSL” or “we”), for the 2009 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Tuesday, June 30, 2010, at 11:00 a.m., local time, at 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing six (6) directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2010.

Who May Vote

Only stockholders of record of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on May 13, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the Meeting Room, 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail if you received a printed set of the proxy materials.

By Internet  – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail  – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed.  Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of Moore Stephens as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the six candidates for election as directors at the Meeting are uncontested.  In uncontested elections, directors are elected by plurality of the votes cast at the meeting.  Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Absentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter.  Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Mere attendance at the meeting will not revoke a proxy.  Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting.  Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone.  The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact our Corporate Secretary, orally or in writing at the telephone number or address, as applicable, at China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, telephone number (+852) 2543 2290. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Notice of Voting Results

The preliminary voting results will be announced at the Annual Meeting.  The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time.  In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.  Any stockholder may also obtain the results from the Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

The following sets forth the name and position of each of our current executive officers and directors.

NAME	AGE	POSITION
Wo Hing Li	63	Director (Chairman)
Hai Sheng Chen	47	Chief Executive Officer and Director
Leada Tak Tai Li	29	Chief Financial Officer
Zu De Jiang	64	Chief Operation Officer
Tung Kuen Tsui	65	Director
David Peter Wong	54	Director
Che Kin Lui	48	Director
Daniel Carlson	42	Non-Executive and Non-Voting Director

Wo Hing Li.  Mr. Wo Hing Li has been the Chairman of the Company’s Board of Directors since December 28, 2006, and served as the Company’s President and Chief Executive Officer from December 2006 through May 2010. In addition, he has been the Chairman and Executive Director of PSHL since May 2002 and the Executive Director of Chengtong since June 2004. From April 2004 until March 2006, Mr. Li served as a Non-Executive Director of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. From October 2001 to June 2008, Mr. Li served as a director of Medical China Limited, a company listed on the GEM Board of the Hong Kong Stock Exchange. From 1997 to 2001, Mr. Li served as a director of Teda (HK) Holdings Limited. Mr. Li served in various positions within the Grand Finance Group between 1984 and 1997, serving the last seven years as the General Manager of its subsidiary, Grand International (China) Investment Holding Co., Limited. Mr. Li has a Master’s Degree in Business Administration from the Murdoch University of Australia, and a PhD in Management through a program co-organized by the University of International Business & Economics of China and the European University of Ireland.

Hai Sheng Chen. Mr. Hai Sheng Chen is a co-founder of the Company and has been the Company’s Chief Executive Officer since May 1, 2010.  He also served as an Executive Director and General Manager of the Company and its operating subsidiary, Chengtong, since July 2002.  Prior to joining the Company, Mr. Chen served from July 2001 to July 2002, as the Managing Director of Shanghai Krupp Stainless Steel Co. Limited, a steel processing company, and from August 1999 to May 2001, as the Deputy General Manager of Pudong Steel Co. Limited, a subsidiary of the Baosteel Group, a steel processing company.  Mr. Chen has an Executive MBA Degree from China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing from the Beijing University of Science and Technologies.

Leada Tak Tai Li.  Leada Tak Tai Li has been the Chief Financial Officer of the Company since December 28, 2006. From October 2005 until December 28, 2006, Ms. Li was the Chief Financial Officer of PSHL. Ms. Li has been a Non-Executive Director of STAR Pharmaceutical Limited since August 2009, and was an assistant to the Chairman for the same company between June 2004 and October 2005, where she was assisting with group activities and financial reporting. From November 2003 until May 2004, Ms. Li was an accountant with KPMG Hong Kong, a company engaged in audit, assurances and consulting services, conducting commercial due diligence on businesses in China. From January 2002 until September 2002, Ms. Li was an investment advisor conducting research and analysis with the private equity firm Suez Asia Holdings (Hong Kong) Ltd. In 2003, Ms. Li received her Master’s Degree in Accounting and Finance from Napier University in the U.K., and a Bachelors Degree in Commerce from the University of Melbourne in 2001.

Zu De Jiang.   Zu De Jiang has been the Company’s Chief Operating Officer since May 1, 2010, and has been with the Company since its founding in 2002.  He served as the Company’s Assistant General Manager from February 2002 to February 2007, and has served as Assistant CEO since March 2007.  Prior to joining the Company, Mr. Jiang served from September 1996 to June 2001, as the Deputy General Manager of Shanghai Pudong Stainless Steel Thin Plate Co., Ltd.  and from April 1984 to September 1996, as the Deputy Head of Operations of the Cold Rolling Plant at Shanghai Pudong Steel (Group) Co., Ltd.  Prior to that, Mr. Jiang held various positions between September 1967 and April 1984 at Shanghai No. 3 Steel Factory, including Division Chief of the Cold Rolling Division. Mr. Jiang graduated from Shanghai Metallurgical Academy in September 1967 and holds a diploma in Steel Rolling.

Tung Kuen Tsui.  Tung Kuen Tsui has been a member of our board of directors since December 28, 2006.  Mr. Tsui has been retired since 1998. From 1995 to 1998, Mr. Tsui served as a Senior Credit Controller for PricewaterhouseCoopers. Prior to working as the Senior Credit Controller, Mr. Tsui held a variety of positions with PricewaterhouseCoopers since 1971, including Senior Manager, Information Systems. Mr. Tsui has a Master of Business Administration from the University of Macau. Mr. Tsui graduated as an Associate Member of Chartered Institute of Secretaries and Administrators in the United Kingdom.

David Peter Wong.  David Peter Wong has been a member of our board of directors since December 28, 2006. Mr. Wong is the Chief Financial Officer of Private Wealth Partners, LLC, an SEC-registered investment adviser based in California, and has been since November 2005. Mr. Wong served as the Corporate Controller for H&Q Asia Pacific, an Asian private equity firm from November 2002 to October 2005. Mr. Wong was the Corporate Controller of Hellman & Friedman, a private equity firm from January 2002 to September 2002. Mr. Wong is a U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong. Mr. Wong has a Bachelor of Arts degree in Economics and Geography from the University of Leeds in the United Kingdom.

Che Kin Lui.  Che Kin Lui has been a member of our board of directors since December 28, 2006. Mr. Lui has been the Chief Financial Officer of Mirach Energy Limited, an oil exploration and production company listed on the Singapore Stock Exchange, since April 2007. Mr. Lui served as a consultant for Synthesis Consultancy Limited from July 2002 until March 2007. From June 1999 to July 2002, Mr. Lui served as a manager for MVP (HK) Industries Limited, a company engaged in manufacturing household tools. Mr. Lui has a Master’s Degree in Business Administration from the University of Ballarat, Australia, and a diploma in Business Administration from Hong Kong Shue Yan College.

Daniel Carlson. Mr. Carlson has served as a non-executive and non-voting member of our Board of Directors since February 2008. He is currently a member of the Business Development Advisory Team of Clean Coal Resources USA Corporation, a company specializing in underground coal gasification on a commercial scale. Mr. Carlson is also a Series 7 licensed registered representative of European American Equities, a niche investment bank focused on natural resources and alternative energy. Prior to joining Clean Coal Resources USA, Mr. Carlson has 18 years’ experience working in various capacities in the money management industry. Between 2002 and 2008, Mr. Carlson worked in the hedge fund industry focusing on PIPE investments, including sourcing and structuring of transactions. From 2001 to 2002 he served as the Head of Trading at Husic Capital Management, where he assisted in managing several billion dollars of pension fund assets and assisted in the management and risk management of hedge fund products. Prior to joining Husic Capital, Mr. Carlson served from served from July 2000 through December 2001 as an Analyst and Head of Trading at Azure Capital Partners, a Venture Capital/Crossover fund investing in the technology industry. Mr. Carlson started in the asset management industry with RCM Capital Management, where he was a Senior Trader from 1995 to 2000. Mr. Carlson graduated in 1989 from Tufts University with a degree in Economics.

Except as noted above, there are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of, nor will any of them act at the direction of, any other person.  Directors are elected until their successors are duly elected and qualified.

Family Relationships

Wo Hing Li is the father of Leada Tak Tai Li, the Company’s Chief Financial Officer. There are no other family relationships among any of our officers and directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.  Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Section 16(A) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC.  The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC, we believe that the required reports were filed on time in fiscal year 2009.

Company Code of Conduct and Ethics

Our board of directors has adopted a Code of Conduct and Ethics that applies to our directors, officers and employees. A copy of this policy is available via our website at http://www.chinaprecisionsteelinc.com.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.  The current corporate governance guidelines are available on the Company’s website at http://www.chinaprecisionsteelinc.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

The Board and Committees of the Board

Our board of directors currently consists of six members: Wo Hing Li, Hai Sheng Chen, Tung Kuen Tsui, Che Kin Lui, David Peter Wong and Daniel Carlson; Mr. Carlson serves as a non-executive, non-voting member of the board of directors. Our board of directors has established three committees: an audit committee, a compensation committee, and a nominating and governance committee. Each committee is comprised entirely of independent directors. From time to time, our board of directors may establish other committees. Our board of directors has adopted a written charter for each of the committees which is available on our website http://www.chinaprecisionsteelinc.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

Governance Structure

The Board believes the interests of all stockholders are best served at the present time through a leadership model that separates the roles of the Chairman of the Board of Directors and the Chief Executive Officer.  On May 1, 2010, the Board appointed Hai Sheng Chen, to serve as Chief Executive Officer, in lieu of Wo Hing Li, who resigned from this position on the same day, but continues in his role as Chairman of the Board.   We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day to day operations of the Company.  Each of our Chief Executive Officer and Board Chairman possesses an in-depth knowledge of the Company, its integrated operations, the domestic and international industry, and the array of challenges to be faced, gained through over 25 years of combined experience. The Board believes that these experiences and other insights put each of them in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders. We believe that this governance structure will serve the Company’s shareholders well in the coming years.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. A majority of the Board is comprised of independent directors, and 100 percent of the Audit, Compensation, and Corporate Governance committees are independent. Each independent director has access to the Chief Executive Officer and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.

We encourage our stockholders to learn more about our Company’s governance practices at our website, http://www.chinaprecisionsteelinc.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk.  Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•
The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm.

•
The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors; Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Corporate Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.

During the fiscal year ended June 30, 2009, each of our three committees met 4 times. Copies of the charters for each of our four standing committees may be obtained from our website at http://www.chinaprecisionsteelinc.com.

Audit Committee and Audit Committee Financial Expert

Tung Kuen Tsui, Che Kin Lui and David Peter Wong serve as members of the Company’s Audit Committee, each of whom our Board determined to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules.  Mr. Wong serves as chair of the Audit Committee.

The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary function of the audit committee is to oversee the Board by reviewing the financial information that will be provided to the stockholders and others, the preparation of our internal financial statements, and our audit and financial reporting process, including internal control over financial reporting. In addition, our audit committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our audit committee consults with our management and independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. The committee is also responsible for considering, appointing, and establishing fee arrangements with our independent auditors and, if necessary, dismissing them. It is not responsible for preparing our financial statements or for planning or conducting the audits.

Our Board of Directors has determined that David Peter Wong possesses the accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended June 30, 2009 is located on Exhibit A to this Proxy Statement.

Compensation Committee

Our compensation committee consists of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, each of whom are “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules.  Our compensation committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated.  Mr. Che Kin Lui serves as Chair of the compensation committee.

The compensation committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors;

•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

•
reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

The Report of the Compensation Committee of the Company for the fiscal year ended June 30, 2009 is located on Exhibit B to this Proxy Statement.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, each of whom is “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The corporate governance and nominating committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. Mr. Tung Kuen Tsui serves as Chair of the corporate governance and nominating committee.

The corporate governance and nominating committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

•	monitoring compliance with our code of business conduct and ethics.

In identifying and recommending nominees for election or re-election to the board, or for appointment to fill any vacancy, the corporate governance and nominating committee is also committed to engendering Board strength and effectiveness by seeking candidates with a diverse set of business, academic and life experiences and backgrounds who also possess knowledge and skills in areas of importance to the Company. The Committee does not use quotas but considers diversity when evaluating potential new directors.

The Committee identifies director candidates primarily through recommendations made by the non-employee directors. These recommendations are developed based on the directors’ own knowledge and experience in a variety of fields. Additionally the Committee considers recommendations made by the employee directors, stockholders, and others. All recommendations, regardless of the source, are evaluated on the same basis.

Stockholders may send recommendations for director candidates to the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.  A submission recommending a candidate should include:

•	Sufficient biographical information to allow the Committee to evaluate the candidate;

•	Information concerning any relationship between the candidate and the stockholder recommending the candidate; and

•	Material indicating the willingness of the candidate to serve if nominated and elected.

The procedures by which stockholders may recommend nominees have not changed materially since last year’s proxy statement.

Code of Ethics

Our amended and restated Code of Ethics conforms to the rules and regulations of The Nasdaq Stock Market, Inc., or Nasdaq. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our annual report on Form 10-K, filed on March 31, 2008. Our Code of Ethics is also posted on the corporate governance page of our website at http://www.chinaprecisionsteelinc.com.  During the fiscal year ended June 30, 2009, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China,  for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or her designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hai Sheng Chen, Chief Executive Officer(1)	2007	8,824	-		-	-	-		8,824
	2008	9,706	2,426		-	-	-		12,132
	2009	9,653	-		-	-	-	-	9,653
Wo Hing Li, Chairman and Former Chief Executive Officer (1)	2007	140,000	-	-	-	-	-	-	140,000
	2008	140,000	35,000	-	-	-	-	-	175,000
	2009	140,000	-	-	-	-	-	-	140,000
Leada Tak Tai Li Chief Financial Officer	2007	60,000	-	-	-	-	-	-	60,000
	2008	60,000	15,000	-	-	-	-	-	75,000
	2009	60,000	-	-	-	-	-	-	60,000
Zu De Jiang, Chief Operating Officer(2)	2007	6,897	-	-	-	-	-	-	6,897
	2008	8,243	2,061	-	-	-	-	-	10,304
	2009	8,776	-		-	-	-	-	8,776

(1)
On May 1, 2010, Dr. Wo Hing Li resigned from his position as Chief Executive Officer, effective immediately, and the Company's board of directors appointed Mr. Hai Sheng Chen, the Company’s General Manager, as Chief Executive Officer in Mr. Li’s stead.  Mr. Li remains in his position as Chairman of the Company’s Board of Directors. The compensation reported for Mr. Chen reflects compensation that he received prior to his appointment as Chief Executive Officer.

(2)
On May 1, 2010, and appointed Mr. Zu De Jiang as the Company’s Chief Operation Officer.  The compensation reported for Mr. Jiang reflects compensation that he received prior to his appointment as Chief Operation Officer.

Narrative Disclosure to Summary Compensation Table

Each of our Named Executive Officers has entered into an executive employment agreement, as described below, with the Company pursuant to which they receive annual compensation as well as discretionary bonuses as may be determined by the Committee.

Employment and Severance Agreements

We have entered into executive employment agreements with each of Hai Sheng Chen, our Chief Executive Officer, Leada Tak Tai Li, our Chief Financial Officer, Zu De Jiang, our Chief Operation Officer, and Wo Hing Li, our Board Chairman and former Chief Executive Officer.  All executive employment agreements were entered into as of January 1, 2007, except Mr. Jiang’s employment agreement which was entered into on May 1, 2010, and will continue indefinitely until terminated in accordance with the terms of agreement. The base salary shown in the Summary Compensation Table above is described in each of the executive officer’s respective employment agreement, and each of them has the right to participate in our employee benefit plans. The executives are also entitled to reimbursement, to the fullest extent authorized by Delaware law, of all expenses incurred or suffered by them in connection with any claim brought against them because of or in connection with their positions with us or any of our affiliates, except to the extent that, such expenses arise as a result of the bad faith, willful misconduct or gross negligence of the executive, or as a result of his or her conviction for a felony.

Each of the executive employment agreements permits us to terminate the executive’s employment at any time by giving a written notice to the executive officer, provided that, if we terminate the executive’s employment without cause, the executive will be entitled to a termination payment equal to six months of his or her then current base salary, payable in six equal installments over the six-month period immediate following the date of termination. We may also terminate for cause, at any time, without notice or remuneration, for certain acts of the executive, including but not limited to a conviction or plea of guilty to a felony, negligence or dishonesty to our detriment and failure to perform agreed duties after a reasonable opportunity to cure the failure. An executive may terminate his or her employment upon thirty days’ written notice if there is a material reduction in his authority, duties and responsibilities or if there is a material breach by the us of the terms or conditions of the agreement after a reasonable opportunity to cure the breach. The agreements also provide that, if within 12 months following a change of control, any of the executives are terminated without cause or any of them terminate for good reason, then the vesting and exercisability of 50% of his or her stock options that are unvested at the time of the termination (if any) will accelerate and immediately become vested and exercisable as of the termination date, and will remain exercisable for 12 months following the termination date.

Each of the executive employment agreements contains customary non-competition, confidentiality, and non-disclosure covenants. Specifically, each executive officer has agreed, both during and after he or she is no longer employed by us, to hold in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any confidential information, technical data, trade secrets and know-how of our company or the confidential information of any third party, including our affiliated entities and our subsidiaries, received by us. The executive officers have also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice and to assign all right, title and interest in them to us. In addition, each of the executive officers has agreed not to, while employed by us and for a period of 3 years following the termination or expiration of the agreement:

•	approach our clients, customers or contacts or other persons or entities, and not to interfere with the business relationship between us and such persons and/or entities;

•	assume employment with or provide services as a director for any of our competitors, or engage in any business which is in direct or indirect competition with our business; or

•	solicit the services of any of our employees.

Plan-Based Awards

No plan-based awards were granted to any of the Named Executive Officers during the year ended June 30, 2009.

Outstanding Equity Awards at June 30, 2009

No unexercised options or warrants were held by any of the Named Executive Officers at year end. No equity awards were made during the year ended June 30, 2009.

Option Exercises and Stock Vested

No options to purchase capital stock of the Company were exercised by any of the Named Executive Officers, nor was any restricted stock held by such executive officers vested during the year ended June 30, 2009.

Pension Benefits

No Named Executive Officers received or held pension benefits during the year ended June 30, 2009.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any Named Executive Officer during the year ended June 30, 2009.

Potential Payments upon Termination or Change in Control

We do not have change-in-control or severance agreements with our named executive officers. However, each of Mr. Li, Ms. Li and Mr. Chen’s executive employment agreement provides a payment equaling six months of his or her then current base salary, payable in six equal installments over the six-month period immediately following the date of termination, if we terminate any of them without cause or any of them terminate for good reason. In addition, if any of them are terminated without cause or any of them terminate for good reason within 12 months following a change of control, then the vesting and exercisability of fifty percent of his or her stock options that are unvested at the time of the termination will accelerate and immediately become vested and exercisable as of the termination date, and will remain exercisable for 12 months following the termination date.

The following table reflects amounts payable to each of Mr. Li, Ms. Li and Mr. Chen (1) assuming their employment was terminated without cause or for good reason on June 30, 2009 and (2) assuming a termination without cause or for good reason occurred on June 30, 2009 and within 12 months following a change in control.

Name	Termination Without Cause(1)	Change in Control(2)
Wo Hing Li	$70,000	$-
Leada Tak Tai Li	$30,000	$-
Hai Sheng Chen	$4,827	$-

(1)
Amounts in this column reflect the value of unvested options that would be accelerated upon termination without cause or for good reason within 12 months following a change in control. Amounts are calculated based on (1) the difference between (a) the closing market price of a share of Common Stock on June 30, 2009 and (b) the exercise price per share for an option grant (2) multiplied by the number of shares subject to the option grant.

(2)
In accordance with their employment agreements, Mr. Li, Ms. Li and Mr. Chen, if terminated without cause on the last day of the 2009 fiscal year, would have been entitled to a payment of their 2009 base salary in six equal installment over a six-month period.

Director Compensation

The following table provides information about the compensation earned by directors who served during fiscal year 2009:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Wo Hing Li	-	140,000	(1)	140,000
Hai Sheng Chen	-	9,653	(1)	9,653
Che Kin Lui	30,000	-		30,000
David Peter Wong	36,000	-		36,000
Tung Kuen Tsui	30,000	-		30,000
Daniel Carlson (1)	30,000	-		30,000

(1)	The compensation reported for Mr. Li and Mr. Chen reflects compensation that they received as executives of the Company. Neither Mr. Li nor Mr. Chen received compensation for serving as our Directors.

(2)	Mr. Carlson serves on our Board of Directors as a non-executive director.

Narrative to Director Compensation Table

For the year ended June 30, 2009, we paid fees in the total amount of $126,000 for our three independent directors and one non-executive director for service on our board of directors and service to the Company. The fees paid to our independent directors and non-executive director were standard monthly director fees pursuant to the independent director and non-executive director agreements entered into with these directors. David P. Wong receives $3,000/month as compensation for his services as our independent director and audit committee chair, and Che Kin Lui and Tung Kuen Tsui each receives $2,500/month as compensation for their services as our independent directors, and Daniel Carlson receives $2,500/month as compensation for his services as our non-executive director.

The bonuses granted to our directors are discretionary cash bonuses based on the overall performance of the Company for the year, and specifically on the Company’s ability to meet of its Net Income target.  There was no bonus payment to our directors during the year. Other than monthly director fees and discretionary bonuses, we have no other compensation arrangements with our directors for committee service, service as chairman of the board or a committee, meeting attendance or the like.

During the year ended June 30, 2009, Messrs. Tsui, Lui and Wong fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 13, 2010, certain information with respect to the beneficial ownership of our common stock by (i) each director and executive officer, (ii) each person known by us to be the beneficial owner f five percent or more of the outstanding shares of common stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Officers and Directors
Wo Hing Li	CEO, President, and Chairman	Common Stock, $0.01 par value	15,349,240		33.0%
Leada Tak Tai Li	Chief Financial Officer	Common Stock, $0.01 par value	200,000		*
Hai Sheng Chen	Director	Common Stock, $0.01 par value	0		*
Che Kin Lui	Director	Common Stock, $0.01 par value	0		*
Tung Kuen Tsui	Director		0		*
David Peter Wong	Director		0		*
Daniel Carlson	Director	Common Stock, $0.01 par value	10,000		*
All officers and directors as a group (7 persons named above)		Common Stock, $0.01 par value	15,559,240		33.0%
5% Security Holders
Wo Hing Li		Common Stock, $0.01 par value	15,349,240		33.0%
Hudson Bay Overseas Fund, Ltd. 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.01 par value	2,711,110		5.8%
Sander Gerber c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.01 par value	3,851,110	(3)	8.3%
Yoav Roth c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.01 par value	3,851,110	(3)	8.3%
Charles Winkler c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.01 par value	3,851,110	(3)	8.3%

*	Less than 1%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)
As of September 21, 2009, a total of 46,562,955 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(3)
Includes 2,711,110 shares of our common stock held by Hudson Bay Overseas Fund, Ltd and 1,140,000 shares of our common stock held by the Hudson Bay Fund, LP. Sander Gerber, Yoav Roth and Charles Winkler share voting and investment power over, but disclaim beneficial ownership over, such shares.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

The following table includes the information as of the end of fiscal year 2009 for each category of our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	-	-	2,165,220
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	2,165,220

(1)
The China Precision Steel, Inc. 2006 Omnibus Long-Term Incentive Plan was approved by our stockholders on December 27, 2006. The plan is administered by our Compensation Committee and allows us to grant awards of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards to: (i) any employee, officer or director of the Company or our affiliates, or a consultant or adviser currently providing services to the Company or an affiliate; (ii) any outside director; and (iii) any other individual whose participation in the plan is determined to be in the best interests of the Company by the Compensation Committee.  We have reserved a maximum of 2,165,220 shares of our common stock to be issued under the plan.  No shares have been awarded under the 2006 Omnibus Long-Term Incentive Plan.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

The following includes a summary of transactions since the beginning of the 2009 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under Item 11. “Executive Compensation”).  We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Review and Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Chief Financial Officer is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, the disinterested members of the board of directors or audit committee review and approve or ratify any related person transaction that is required to be disclosed. Though the audit committee and board of directors do not follow a written policy or procedure in reviewing related party transactions, in the course of their review and approval or ratification of a disclosable related party transaction, as disclosed in the respective minutes of the meetings of such entities, consider:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•	any other matters deemed appropriate.

Any member of the audit committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Director Independence

Our board of directors has determined that the majority of the board is comprised of “independent directors” within the meaning of applicable NASDAQ listing standards relating to board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: Mr. Tsui, Mr. Wong and Mr. Lui.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently six (6) directors serving on the Board. At the Meeting, six (6) directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The six nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position With the Company	Term as Director of Company	Arrangements for Selection as Director
Hai Sheng Chen	47	Chief Executive Officer, Director	December 28, 2006 – present	None
Wo Hing Li	63	Director	December 28, 2006 – present	None
Tung Kuen Tsui	65	Director	December 28, 2006 – present	None
David Peter Wong	54	Director	December 28, 2006 – present	None
Che Kin Lui	48	Director	December 28, 2006 – present	None
Daniel Carlson	42	Non-Executive Director	February 19, 2008 – present	None

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” elsewhere in this Proxy Statement.   See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all Directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each Director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities.  The Company is a NASDAQ listed company that offers products in the steel industry in China.  Therefore, the Board believes that a diversity of professional experiences in the steel industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and  of U.S. accounting and financial reporting standards should be represented on the Board.  Set forth below is a tabular disclosure summarizing some of the specific qualifications, attributes, skills and experiences of our directors.

Director	Titles	Material Qualifications
Wo Hing Li	Chairman
•  Co-founder of the Company

•  Chief Executive Officer of the Company’s oldest subsidiary since its inception

•  PhD in Management and Masters in Business Administration

•  Mr. Li contributes invaluable strategic vision to the Company’s long-term growth with in-depth knowledge of operations in China

Hai Sheng Chen	Director and Chief Executive Officer
•  Co-founder of the Company and its oldest subsidiary

•  EMBA in Business Administration

•  Expertise in cold rolling and general knowledge of the steel industry with over 20 years of experience since graduating with a Bachelors in Metallic Pressure Processing

•  Mr. Chen contributes invaluable long-term knowledge of the Company’s business and operations and of the steel industry and the cold rolling niche markets in China

Tung Kuen Tsui	Director
•  Masters in Business Administration

•  Mr. Tsui served with PricewaterhouseCoopers for 27 years prior to his retirement in 1998

•  The Company receives invaluable benefit from Mr. Tsui’s knowledge of U.S. accounting and financial reporting standards.

David Peter Wong	Director
•  Chief Financial Officer of a registered California-based investment adviser

•  U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong

•  Mr. Wong’s up-to-date knowledge of U.S. accounting and financial reporting standards and his knowledge of SEC reporting requirements makes him an ideal candidate for the Chairman of the Company’s Audit Committee

Che Kin Lui	Director, Audit Committee Financial Expert
•  Masters in Business Administration

•  Chief Financial Officer of a China-based company listed on the Singapore Stock Exchange

•  Mr. Lui’s experience in accounting, as well as his experience as CFO of a listed company contributes invaluable knowledge to the helps the Company to implement best public company practices and to remain compliant with listing rules.

Daniel Carlson	Non-Executive Director
•  Degree in Economics and a Series 7 licensed registered representative

•  Over 15 years of experience in asset and money management industry

•  Mr. Carlson’s experience in the US finance industry and his knowledge of U.S. capital markets helps guide the Company in making important financing decisions and with investor relations

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified.  There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions.  No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Moore Stephens to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2010. Moore Stephens was the Company’s independent registered public accounting firm for the fiscal years ending June 30, 2009 and 2008. Prior to the appointment of Moore Stephens on November 29, 2007, Murrell, Hall, McIntosh & Co. PLLP (“Murrell”) served as the Company’s the independent registered public accounting firm for the fiscal years ended June 30, 2007 and 2006.

We are asking our shareholders to ratify the selection of Moore Stephens as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Moore Stephens to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Moore Stephens that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Moore Stephens will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following are the fees billed to us by our former auditors, Murrell, for services rendered to us during 2008, and by Moore Stephens, for services rendered to us during 2009 and 2008:

	Year Ended June 30,
	2009	2008
Audit Fees	$114,000	$115,159
Audit-Related Fees	$55,000	$55,000
Tax Fees	$-	$7,500
All Other Fees	$3,000	$15,855
TOTAL	$172,00	$193,514

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by Murrell and Moore Stephens, respectively, in connection with our statutory and regulatory filings or engagements.

“Audit Related Fees” consisted of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

“Tax Fees” consisted of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

“All Other Fees” consisted of the aggregate fees billed for products and services provided by Murrell and Moore Stephens, respectively, and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Murrell and Moore Stephens, respectively, in connection with our S3 registration statements and private and public offerings conducted during such years.

Our audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the audit committee of our board of directors.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our board of directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our board of directors pre-approved the audit service performed by Moore Stephens, Certified Public Accounts for our financial statements as of and for the year ended June 30, 2009.

The Board of Directors recommends a vote FOR ratification of the selection of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of China Precision Steel, Inc. at 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, no later than the close of business on June 30, 2010. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to our Corporate Secretary, at 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors

May 17, 2010	/s/ Leada Tak Tai Li
Leada Tak Tai Li
Corporate Secretary

EXHIBIT A

REPORT OF THE AUDIT COMMITTEE

Our audit committee, at the direction of our board of directors, has prepared the following report for inclusion in this Annual Report. The audit committee is comprised of Messrs. Wong, Lui and Tsui, three non-employee directors who meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of the NASDAQ Marketplace Rules. Each audit committee member meets the NASDAQ’s financial literacy requirements. The board of directors has named Mr. David Peter Wong, who meets the NASDAQ’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The audit committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, which is available via our website at http://www.chinaprecisionsteelinc.com.

The audit committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended June 30, 2009 with management and with Moore Stephens, the independent registered public accounting firm retained by the Company to audit its financial statements. The audit committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The audit committee also discussed with the independent registered public accounting firm during the 2009 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The audit committee received from Moore Stephens the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Moore Stephens the independence of their firm.

Based upon the review and discussions referenced above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for filing with the SEC.

Respectfully submitted,

/s/ The Audit Committee
David Peter Wong, Chairman
Che Kin Lui
Tung Kuen Tsui

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

EXHIBIT B

REPORT OF THE COMPENSATION COMMITTEE

Our Compensation Committee, at the direction of our board of directors has prepared the following report for inclusion in this Annual Report. The Compensation Committee is comprised of Messrs. Tsui, Lui and Wong, three non-employee directors who are “disinterested persons” within the meaning of Rule 16b-3 of the Exchange Act  and who are “independent” as required by applicable laws and regulations, and the NASDAQ Marketplace Rules.

The Compensation Committee has the responsibility for all compensation matters concerning our executive officers. The Compensation Committee is also responsible for oversight of our compensation plans and benefit programs and equity based awards to our non-executive employees and consultants. The Compensation Committee acts pursuant to a written charter, which is available at our website at http://www.chinaprecisionsteelinc.com.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the board of directors, and the board of directors has approved, the inclusion of the Compensation Discussion and Analysis in our Annual Report on Form 10-K.

Respectfully submitted,

/s/ The Compensation Committee
Che Kin Lui, Chairman
David Peter Wong
Tung Kuen Tsui

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

CHINA PRECISION STEEL, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA PRECISION STEEL, INC.., a Delaware corporation (the “Company”), hereby constitutes and appoints Hai Sheng Chen and Leada Tak Tai Li, or either of them acting singly in the absence of the other, with full power of substitution and resubstitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held on June 30, 2010, at 11:00 a.m., local time, at the Meeting Room, 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, and at any adjournment or adjournments thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof.  Said proxies are directed to vote, as designated on the other side, all the shares of the Company which the undersigned is entitled to vote at the meeting, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials
for the 2010 Annual Meeting of Stockholders to be Held on June 30, 2010

This proxy statement and the Company’s 2009 Annual Report are available at:  https://materials.proxyvote.com/16941J. To obtain directions to attend the annual meeting in person, contact the Corporate Secretary by writing to, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, telephone number (+852) 2543-2290.

(Continued, and to be signed, on the other side)

Fold and Detach Here

Please mark your votes as indicated in this example ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES and FOR THE RATIFICATION OF THE SELECTION OF MOORE STEPHENS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED MAY 17, 2010 IS UNABLE TO SERVE OR WILL NOT SERVE.

1.	To elect six directors to serve until the 2011 Annual Meeting of Stockholders:

	Hai Sheng Chen	Tung Kuen Tsui	Che Kin Lui
	Wo Hing Li	David Peter Wong

☐	FOR all nominees listed above

☐	WITHHOLD AUTHORITY for all nominees listed above

☐	FOR ALL EXCEPT (see Instructions below)

(Instructions: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list above)

2.	Approve the ratification of Moore Stephens as the Company’s accountant for fiscal year 2010.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

The undersigned acknowledges receipt from China Precision Steel, Inc. of, prior to the execution of this proxy, a notice of the annual meeting, a proxy statement, and a 2009 annual report.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

Name  ________________________________________________________

Name (if joint)
______________________________________________________________

Date _____________, 2010

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.